Encompass Fund Opportunities. Not Boundaries

TICKER SYMBOL: ENCPX

For Investors Seeking Long-Term Capital Appreciation

Prospectus September 29, 2008

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

Table of Contents

The Fund	4

The Objective of the Fund	4
The Principal Investment Strategies and Policies of the Fund	4
The Investment Selection Process Used by the Fund	5
The Principal Risks of Investing in the Fund	6
Who May Consider Investing	9
Performance History	9
Costs of Investing in the Fund	10
Expense Example	11
Additional Investment Strategies and Risk Considerations	11

Who Manages the Fund	12

The Investment Adviser	12

How to Buy and Sell Shares	13

Pricing of Fund Shares	13
Investing in the Fund.	14
Minimum Investments	14
Customer Identification Program	15
Market Timing	15
Types of Account Ownership.	16
Instructions For Opening and Adding to an Account.	17
Telephone and Wire Transactions	18
Tax-Deferred Plans	18
Types of Tax-Deferred Accounts	19
Automatic Investment Plans	19
Instructions For Selling Fund Shares	20
Additional Redemption Information	21
Shareholder Communications	23
Dividends and Distributions.	23
Taxes	24
Privacy Policy	25
Other Fund Service Providers	25
Financial Highlights	26
Where To Go for Information	27

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Your Guide to the Prospectus

This Prospectus is designed to help you make an informed decision about whether investing in the Encompass Fund is appropriate for you. Please read it carefully before investing and keep it on file for future reference. To make this Prospectus easy for you to read and understand, we have divided it into three sections: The Fund, Who Manages the Fund and How to Buy and Sell Shares. Each section is organized to help you quickly identify the information that you are looking for. The first section, The Fund, tells you four important things about the Fund that you should know before you invest:

  The Fund’s investment objective – what the Fund is trying to achieve.
  The principal investment strategies of the Fund – how the Fund tries to meet its investment objective.
  The Fund’s method of selecting investments – how the Fund chooses its primary investments.
  Risks you should be aware of – the principal risks of investing in the Fund.

The other sections of the Prospectus – Who Manages the Fund and How to Buy and Sell Shares – provide you with information about the Fund’s management, the services and privileges available to you, how we price shares of the Fund and how to buy and sell shares of the Fund.

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The Fund

Encompass Fund The Objective of the Fund

  The Encompass Fund seeks long-term capital appreciation.

The Principal Investment Strategies and Policies of the Fund

  Under normal market conditions, the Fund invests primarily in common stocks of domestic and foreign companies, including real estate investment trusts (REITs), selected for high profit potential. The price volatility of such investments is expected by the Fund's Adviser to be greater than the price volatility of the US stock market as a whole.
  The Fund invests in companies without regard to market capitalization.
  The Fund may invest up to 60% of total assets in foreign equity securities including American Depositary Receipts (ADRs) and exchange traded funds (ETFs).
  The Fund is a “non-diversified” fund, which means it can invest in fewer securities at any one time than a diversified fund. Also, from time to time the Fund may invest a significant portion of its asset in a lim- ited number of industry sectors, but will not concentrate in any particular industry.
  The Fund may from time to time employ a defensive strategy that is inconsistent with the Fund's

THE FUND’S daily share price can be found at the Encompass Fund’s Website www.encompassfunds.com or by calling 1-888-463-3957.

REITs or real estate investment trusts pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests.

MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. A company’s market capitalization is computed by multiplying the current share price by the total number of shares outstanding.

AMERICAN DEPOSITARY RECEIPTS (ADRs). An American Depositary Receipt is a certificate issued by a bank in the United States representing a certain amount of shares of a foreign company on a foreign exchange. ADRs are traded on U.S. markets.

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  principal investment strategies in attempting to respond to adverse market, economic, political or other risks. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.
  The Fund may invest in other securities as described in the Statement of Additional Information, which is available upon request.

The Investment Selection Process Used by the Fund

Brick Asset Management, Inc., the Fund’s investment adviser, invests in companies that the Adviser believes have potential for capital appreciation greater than the stock market as a whole. Although current income is not its primary objective, the Fund anticipates that capital growth will be accompanied by growth through dividends.

The Adviser employs both top-down and bottom-up value approaches in selecting securities for the Fund.

  The Adviser’s top-down value approach focuses on themes that the Adviser believes are likely to develop in the marketplace. The Adviser then selects investments it believes will benefit from these themes.
  The Adviser’s bottom-up value approach focuses on the fundamental analysis of specific companies. The Adviser considers whether a company is trading below estimates of intrinsic value, or worth, of the business. Valuation metrics such as price to earnings ratios, price to cash flow ratios and price to book ratios may be used to evaluate intrinsic value.
  Based upon the intrinsic value, a purchase price is determined.

ALL MUTUAL FUNDS must elect to be “diversified” or “non-diversified.” A diversified fund may invest up to 25% of its total assets in one security, but the remainder must be spread out among investments not exceeding 5% of the fund’s total assets at the time of purchase. As a non-diversified fund, the Fund has the ability to take larger positions in a smaller number of securities than a diversified fund. These limitations do not apply to U.S. Government securities.

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The Adviser may sell a company when it reaches the Adviser's estimate of its full value, when there is a more attractively priced investment as an alternative, when the fundamentals of the business have changed, or when general market conditions have changed.

The Adviser believes the stock market, with its inherent volatility, irrationally underprices companies on a periodic basis. Securities in which the Encompass Fund invests may be undervalued because of many factors, including misinterpreted economic data, general market decline, misunderstood industries, overreaction to factors specific to a particular company like an earnings miss, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable business developments affecting the company. Any or all of these factors may provide buying opportunities at attractive prices compared to the underlying asset value of the company, the long-term earnings and cash flow prospects of the company, and/or to the stock market in general. The Adviser believes that the securities of companies that are temporarily out of favor due to adverse developments may offer good investment opportunities for the Fund.

The Principal Risks of Investing in the Fund

Risks in General

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund's investments. There is risk that these and other factors may adversely affect the Fund's performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. You may lose money by investing in the Fund.

Risks of Investing in Common Stocks

The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company that the Fund invests in, including the strength of the company’s management or the demand for its product or services. You should be aware that a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services. In addition, a company's share price may also decline if its earnings or revenues fall short of expectations.

There are overall stock market risks that may also affect the value of the Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund's investments may increase or decrease more than the stock markets in general.

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Risks of Exchange Traded Funds (ETFs)

Investment in an exchange traded fund carries specific risk and market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative.

Real Estate Investment Trusts (REITs)

While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its ability to purchase securities of companies in the real estate industry. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants, and changes in interest rates.

Risks of Small and Medium Sized Companies

To the extent the Fund invests in the stocks of small and medium capitalization companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium sized companies may experience higher failure rates than do larger companies. The trading volume of securities of small and medium sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Small and medium sized companies may have limited markets, product lines or financial resources and may lack management experience.

Risk of Non-Diversification

The Fund is a non-diversified fund, which means that it has the ability to take larger positions in a smaller number of securities than a fund that is "diversified". Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Foreign Risk

The Fund may invest in foreign equity securities including American Depositary Receipts (ADRs). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. ADRs are subject to risks similar to those associated with direct investment in foreign securities. Foreign investments

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can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Emerging Market Risk

Investing in securities of companies located in emerging markets generally also is riskier than investing in securities of companies located in developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

Precious Metals Risk

Investments in companies engaged in exploration, mining, processing, distributing or dealing in gold or other precious metals and minerals involves certain risks. These include unpredictable monetary policies and economic and political developments, such as currency devaluation or revaluations; increased environmental costs; concentration of the sources of the supply of gold and other metals and minerals, and control over their sale; changes in U.S. or foreign tax, currency or mining laws; and trade restrictions between countries.

Sector Risk

From time to time the Fund may invest a significant portion of its assets in a limited number of industry sectors. Sector risk is the possibility that stocks within the same industry sector will decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of its assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of the Fund could go down because of events that have disproportionate effects on certain sectors. The sectors in which the Fund may be overweighted will vary.

Management Risk

The Adviser's strategy may fail to produce the intended results.

General Information

The Fund's investment objective and its investment policies, other than those listed as "fundamental" in the Statement of Additional Information (SAI), may be changed by the Trustees without shareholder approval. Any such changes may result in the Fund having an investment objective or policies different from those which you considered appropriate at the time you

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invested in the Fund. In addition, the Fund may use certain types of investments and investing techniques that are described in more detail in the Statement of Additional Information.

Who May Consider Investing

The Fund may be suitable for you if:

  You are seeking capital appreciation and intend to remain invested for at least five years.
  You can tolerate risks associated with common stock investments.
  You are not looking for current income.
  You can tolerate significant fluctuations in the share price.

Performance History

Performance information for the Encompass Fund is presented below. The bar chart shows the Fund’s calendar year total return for 2007, together with the best and worst quarters during 2007. The accompanying table compares the Fund’s performance to that of the Dow Jones Wilshire 5000 Index. The bar chart and accompanying table provide some indication of the risks of investing in the Fund. All presentations assume reinvestment of dividends and distributions. As with all mutual funds, past results (before and after taxes) are not an indication of future performance.

Encompass Fund (Total Return as of December 31)

 Best Quarter (6/30/07) 14.24%

Worst Quarter (9/30/07) -4.95%

For the period January 1, 2008 through June 30, 2008, the total return for the Fund was -9.97% .

		(1)Since
AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED 12/31/07	1 Year	Inception

Return Before Taxes	12.25%	3.65%
Return After Taxes on Distributions(2)	11.92%	3.36%
Return After Taxes on Distributions and Sale of Fund Shares(2)	7.96%	2.94%

The Dow Jones Wilshire 5000 Index(3)	5.62%	11.81%
(reflects no deduction for expenses or taxes)

(1)Fund Inception - June 30, 2006

(2)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)The Dow Jones Wilshire 5000 Index measures the performance of all U.S.-headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The composition of the Dow Jones Wilshire 5000 Index is different from the Fund.

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Costs of Investing in the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund’s daily share price. A redemption fee applies to certain redemptions of shares of the Fund. For more information on this fee, see “Market Timing” on page 15 of this Prospectus.

SHAREHOLDER FEES	The Fund

(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Wire Redemption Fee	$20.00
IRA Custodian Fee (using the Fund’s custodian)	$8.00

REDEMPTION FEES (as a percentage of the amount redeemed)	2.00%
On shares sold after holding them for 90 days or less.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees	1.00%
12b-1 Distribution Fees	None
Other Expenses(1)	0.45%
Acquired Fund Fees and Expenses(2)	0.03%
Total Annual Fund Operating Expenses	1.48%

(1)Under a Services Agreement with the Trust, the Adviser, at its own expense and without reimbursement from the Trust, pays all operating expenses of the Fund, with the exception of management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) cost of acquired funds and extraordinary expenses. Fees payable under the Services Agreement between the Trust and the Adviser are fixed at 0.45% .

(2)The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. Excluding the indirect costs of investing in Acquired Funds, Total Annual Fund Operating Expenses would be 1.45% for the Fund.

The Fund is a no-load fund, which means you do not pay any fees when you buy or sell shares of the Fund. As a result, all of your investment goes to work for you.

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Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Your costs:
Encompass Fund	$151	$468	$808	$1,768

UNDERSTANDING EXPENSES:

Operating a mutual fund involves a variety of expenses including those for portfolio management, shareholder statements, tax reporting and other services. These expenses are paid from the Fund’s assets in the form of management fees and service fees. Their effect is already factored into the Fund’s daily share price and returns.

Additional Investment Strategies and Risk Considerations

General

Encompass Fund invests primarily in common stocks and similar securities, including real estate investment trusts and exchange traded funds.

Portfolio Turnover

The Fund generally purchases securities for long-term investment although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in securities prices. Changes are made in the Fund's portfolio whenever the Adviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund's performance, and may produce increased taxable distributions.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

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Who Manages the Fund

The Investment Adviser

Brick Asset Management, Inc. is the investment adviser of the Fund and has responsibility for the management of the Fund’s affairs, under the supervision of the Trust's Board of Trustees. The Fund's investment portfolio is managed on a day-to-day basis by Malcolm H. Gissen and Marshall G. Berol. The Adviser was organized in 2006 and therefore has a limited operating history. The address of the Adviser is 1700 California Street, Suite 335, San Francisco, CA 94109.

Malcolm Gissen founded Malcolm H. Gissen & Associates, Inc., an investment advisory services firm, in 1985. He has been an investment advisor since 1985 and has managed separate accounts since 1999. Mr. Gissen’s management experience has focused primarily on investments in publicly traded companies, including real estate investment trusts. Mr. Gissen received a B.S. degree from Case Western Reserve University and a J.D. degree from the University of Wisconsin.

Marshall Berol has been engaged since 1982 as an investment manager in San Francisco, CA. Since 2000, he has been the Chief Investment Officer of Malcolm H. Gissen & Associates, Inc. In addition, for more than 15 years, Mr. Berol has owned his own investment firm, BL/SH. Mr. Berol’s management experience has focused primarily on investments in publicly traded companies, including real estate investment trusts, and limited partnerships. Mr. Berol did his undergraduate work at the University of California (Berkeley) and received a J.D. degree from the University of San Francisco School of Law.

The Fund's Statement of Additional Information provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Fund (not the Adviser) pays the Services Agreement fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary expenses. For its services the Adviser received an investment management fee equal to 1.00% of the average daily net assets of the Fund for the fiscal year ended May 31, 2008. A discussion regarding the basis of the Board of Trustees' continuance of the Management Agreement between the Trust and the Adviser is available in the Fund's annual report to shareholders for the period ended May 31, 2008.

Under the Services Agreement, the Adviser provides management support and administrative oversight, and assumes all Fund operating expenses other than the management fee, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend

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expenses on securities sold short), the fees of underlying funds and extraordinary expenses. For its services the Adviser received services fees equal to 0.45% of the average daily net assets of the Fund for the fiscal year ended May 31, 2008.

The Adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

How to Buy and Sell Shares

Pricing of Fund Shares

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund’s net asset value (“NAV”). The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Net Asset Value = Total Assets - Liabilities / Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund’s Transfer Agent, Mutual Shareholder Services. Your order must be placed with the Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day’s NAV. The Fund's assets are generally valued at their market value. If market prices are not available or, in the Adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser may value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The Fund may use pricing services to assist in fair valuing securities.

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Investing in the Fund

You may purchase shares directly through the Fund's Transfer Agent or through a brokerage firm or other financial institution that has agreed to sell the Fund's shares. Purchases will be executed at the NAV next calculated upon receipt of the purchase order by the Fund's Transfer Agent or by a brokerage firm or other financial institution authorized to sell Fund shares. If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application (To establish an IRA, complete an IRA Application). To request an application, call toll-free 1-888-463-3957. Your initial investment minimum can be found in the table below. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower to investors purchasing shares through a brokerage firm or other financial institution.

Minimum Investments

	Initial	Additional
Regular Account	$10,000	$100
Automatic Investment Plan	$5,000	$100*
IRA Account	$2,500	$100

*An Automatic Investment Plan requires a $100 minimum automatic monthly investment.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, money orders, travelers checks, credit cards, credit card checks, third party checks or other checks deemed to be high-risk checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund. Your investment in the

INVESTMENTS MADE THROUGH BROKERAGE FIRMS OR OTHER FINANCIAL INSTITUTIONS:

If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described here. Financial advisers, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions. Your financial institution is responsible for transmitting your order in a timely manner.

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Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

Customer Identification Program

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. To discourage large and frequent short-term trades by investors, and to compensate the Fund for costs that may be imposed by such trades, the Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 90 days or less. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, or other costs that may be associated with short-term trading. The Board of Trustees also has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no

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assurance that the Fund will be able to do so. The Fund may invest in foreign securities, and small to mid capitalization companies, and therefore may have additional risks associated with market timing. Because the Fund may invest in securities that are, among other things, priced on foreign exchanges, thinly traded, traded infrequently or relatively illiquid, the Fund has the risk that the current market price for the securities may not accurately reflect current market values. This can create opportunities for market timing by shareholders. For example, securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences, and therefore could dilute the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.

Types of Account Ownership

You can establish the following types of accounts by completing a Shareholder Account Application:

  Individual or Joint Ownership
  Individual accounts are owned by one person. Joint accounts have two or more owners.
  A Gift or Transfer to Minor (UGMA or UTMA) A UGMA/UTMA account is a custodi- al account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor’s social security number on the application.
  Trust
  An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.
  Business Accounts
  Corporation and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of a partner- ship.
  IRA Accounts
  See “Tax-Deferred Plans” on page 18.

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Instructions For Opening and Adding to an Account

TO OPEN AN ACCOUNT By Mail

Complete and sign the Shareholder Application or an IRA Application

Make your check payable to Encompass Fund

  For IRA accounts, please specify the year for which the contribution is made.

TO ADD TO AN ACCOUNT By Mail

Complete the investment slip that is included with your account statement, and write your account number on your check. If you no longer have your investment slip, please reference your name, account number, and address on your check.

Mail your application and check to:

Encompass Fund c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147

By overnight courier, send to:

Encompass Fund c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147

Mail the slip and the check to:

Encompass Fund c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147

TO OPEN AN ACCOUNT By Wire Call 1-888-463-3957 for instructions and prior to wiring to the Fund.

TO ADD TO AN ACCOUNT By Wire Call 1-888-463-3957 for instructions and prior to wiring to the Fund.

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Telephone and Wire Transactions

With respect to all transactions made by telephone, the Fund and its Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, then neither the Fund nor the Transfer Agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. In any instance where the Fund’s Transfer Agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the Transfer Agent shall be liable for any losses which may occur because of delay in implementing a transaction.

If you purchase your initial shares by wire, the Transfer Agent first must have received a completed account application and issued an account number to you. The account number must be included in the wiring instructions. The Transfer Agent must receive your account application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Fund receives a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions. If wired funds are received by the Transfer Agent no later than 4:00 p.m. Eastern time, then the shares purchased will be priced at the NAV determined on that business day. If the wire is not received by 4:00 p.m. Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

Huntington National Bank serves as the custodian for the tax-deferred accounts offered by the Fund. You may be charged an annual account maintenance fee of $8 for each tax-deferred account you have with the Fund. You may pay the fee by check or

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have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

Types of Tax-Deferred Accounts

  Traditional IRA
  An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-deferred and non-qualified distributions are taxable as income.
  Roth IRA
  An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.
  Spousal IRA
  An IRA funded by a working spouse in the name of a non-earning spouse.
  SEP-IRA
  An individual retirement account funded by employer contributions. Your assets grow tax-deferred and distributions are taxable as income.
  Keogh or Profit Sharing Plans
  These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions of up to $42,000 for each person covered by the plans.
  403(b) Plans
  An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.
  401(k) Plans
  Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 minimum per purchase) in the Fund from your bank or savings account. Your initial investment minimum is $5,000 if you select this option. Shares of the Fund may also be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable shareholders to have all or a portion of their payroll or Social Security checks transferred automatically to purchase shares of the Fund.

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FOR INVESTING

Automatic Investment Plan

For making automatic investments from a designated bank account.

Payroll Direct Deposit Plan

For making automatic investments from your payroll check.

Dividend Reinvestment

All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

Instructions For Selling Fund Shares

You may sell shares at any time, subject to redemption fees for short-term trades. Your shares will be redeemed at the next NAV calculated after your order is accepted by the Transfer Agent. You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the Transfer Agent. The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your order will be processed promptly and you will generally receive the proceeds within seven days after the Fund receives your properly completed request. The Fund will not mail any proceeds unless your investment check has cleared the bank, which may take up to fifteen calendar days. This procedure is intended to protect the Fund and its shareholders from loss. If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

TO SELL SHARES

By Mail

Write a letter of instruction that includes:

  The names(s) and signature(s) of all account owners.
  Your account number.
  The dollar or share amount you want to sell.
  Where to send the proceeds.
  If redeeming from your IRA, please note applicable withholding requirements.
  Obtain a signature guarantee or other documentation, if required.

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Mail your request to:

Encompass Fund c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147

By overnight courier, send to:

Encompass Fund c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147

By Telephone

• You will automatically be granted telephone redemption privileges unless you decline them in writing or indicate on the appropriate section of the account application that you decline this option. Otherwise, you may redeem Fund shares by calling 1-888-463-3957. Redemption proceeds will only be mailed to your address of record.

•You may only redeem a maximum of $25,000 per day by telephone.

• Following an address change, you will not be able to redeem by telephone and have a check sent to your address of record for a period of 15 days.

• Unless you decline telephone privileges in writing or on your account application, as long as the Fund takes reasonable measures to verify the order, you may be responsible for any fraudulent tele phone order.

For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll-free in the U.S.

1-888-463-3957.

Additional Redemption Information

Signature Guarantees

Signature guarantees are designed to protect both you and the Fund from fraud. A signature guarantee of each owner is required to redeem shares in the following situations:

  If you change ownership on your account.
  If you request the redemption proceeds to be sent to a different address than that registered on the account.
  If a change of address request has been received by the Transfer Agent within the last 15 days.
  If you wish to redeem $50,000 or more from any shareholder account.

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Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide signature guarantees.

The Fund reserves the right to require a signature guarantee under other circumstances or to delay a redemption when permitted by Federal Law. For more information pertaining to signature guarantees, please call 1-888-463-3957.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trusts, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Transfer Agent at 1-888-463-3957 to determine what additional documents are required.

Address Changes

To change the address on your account, call the Transfer Agent at 1-888-463-3957 or send a written request signed by all account owners. Include the account number(s) and name(s) on the account and both the old and new addresses. Certain options may be suspended for a period of 15 days following an address change.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the Transfer Agent at 1-888-463-3957 to determine what additional documents are required.

Redemption Initiated by the Fund

Because there are certain fixed costs involved with maintaining your account, the Fund may require you to redeem all of your shares if your account balance falls below $5,000. After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $5,000 after 60 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. The right of redemption by the Fund will not apply if the value of your account balance falls below $5,000 because of market performance. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax adviser.

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Shareholder Communications

Account Statements

Every quarter, shareholders of the Fund will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmations

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Mailings

Financial reports will be sent at least semiannually. Annual reports will include audited financial statements. To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund. Investors with multiple accounts may request delivery of multiple prospectuses by calling 1-888-463-3957.

Dividends and Distributions

The Fund intends to pay distributions on an annual basis and expects that distributions will consist primarily of capital gains. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash. Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the Transfer Agent at 1-888-463-3957 or send a written notification to:

Encompass Fund c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147

WHAT IS A REDEMPTION?

A redemption is a sale by you to the Fund of some or all of your shares. The price per share you receive when you redeem Fund shares may be more or less than the price at which you purchased those shares. When you redeem your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.

REDEMPTION IN KIND:

The Fund intends to make payments for all redemptions in cash, however, if the Fund believes that conditions exist which make cash payments detrimental to the best interests of the Fund, payment for shares redeemed may be made in whole or in part through a distribution of portfolio securities chosen by the Adviser (under the supervision of the Board of Trustees). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash after the redemption.

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Taxes

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Redemptions of shares of the Fund are taxable events which you may realize as a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

The Fund’s distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

The Adviser anticipates that the Fund's distributions will consist primarily of capital gains. Because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.

WHAT IS A DISTRIBUTION?

As a shareholder, you are entitled to your share of the Fund’s income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the Fund earns from its holdings and interest it receives from its money market and bond investments. Capital gains are realized when the Fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the Fund held the securities for less than or more than one year.

WHEN A FUND makes a distribution to its shareholders, the share price of the Fund drops by the amount of the distribution, net of any market fluctuations.

“BUYING A DIVIDEND”

If you purchase shares of the Fund just before it makes a distribution, you will pay the full price for the shares and then receive a portion back in the form of a taxable distribution. This is referred to as “buying a dividend”. In order to avoid paying unnecessary taxes as a result of the distribution, check the Fund’s distribution schedule before you invest.

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PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following non-public personal information about you:

     • Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

     • Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Other Fund Service Providers Custodian Huntington National Bank Investment Adviser and Administrator Brick Asset Management, Inc.

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel Thompson Hine LLP Sub-Administrator Premier Fund Solutions Inc. Transfer Agent Mutual Shareholder Services, LLC

Prospectus 25

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information has been audited by Sanville & Company, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

Financial Highlights
Selected data for a share of capital stock	6/1/2007	6/30/2006*
outstanding throughout the period:	to	to
	5/31/2008	5/31/2007
Net Asset Value -
Beginning of Period	$ 11.22	$ 10.00
Net Investment Income ***	0.10	0.10
Net Gains or Losses on Securities
(realized and unrealized)	(1.84)	1.15
Total from Investment Operations	(1.74)	1.25
Less Distributions from:
Net Investment Income	(0.07)	(0.03)
Return of Capital	(0.02)	-
Less Distributions from Net Investment Income	(0.09)	(0.03)
Net Asset Value -
End of Period	$ 9.39	$ 11.22
Total Return ****	(15.61)%	12.59%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	3,051	1,922
Ratio of Expenses to Average Net Assets	1.45%	1.45%**
Ratio of Net Income to Average Net Assets	1.01%	1.15%**
Portfolio Turnover Rate	32.52%	11.26%

* Commencement of investment operations.

** Annualized

*** Calculated using the average shares method.

**** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions to shareholders, and for periods of less than one year are not annualized.

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Where To Go For Information

For shareholder inquiries please, call toll-free in the U.S. at 1-888-463-3957. You will also find more information about the Fund on our website at www.encompassfunds.com or in the following documents:

Statement of Additional Information

The Statement of Additional Information contains additional and more detailed information about the Fund, and is considered to be a part of this Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. There are three ways to get a copy of these documents.

1.	Call or write for one, and a copy will be sent without charge. Encompass Fund c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147 1-888-463-3957

You may also obtain free copies of the Fund’s annual and semi-annual reports, when available, and the Statement of Additional Information through the Fund’s internet website at www.encompassfunds.com.

2.	Write the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also review and copy information about the Fund in person at the SEC Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the number below.

Public Reference Section of the SEC 100 F Street NE

Washington D.C. 20549-0102 1-202-551-8090

Copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov

3.	Go to the SEC's website (www.sec.gov) and download a text-only version.

Encompass Fund SEC file number 811-21885

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Adviser. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

Prospectus 27

Encompass Fund

1700 California Street, Suite 335 San Francisco, CA 94109